UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2018 (April 12, 2018)

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code         (248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Brian Harper

On April 12, 2018, Ramco-Gershenson Properties Trust (the “Trust”) announced that its Board of Trustees had selected Brian Harper (“Harper”) as successor President and Chief Executive Officer of the Trust. Harper will be appointed and assume such position on a date no later than June 15, 2018 (such date, the “Start Date”), at which time the current President and Chief Executive Officer of the Trust, Dennis Gershenson, will retire. A copy of the Trust’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On April 4, 2018, the Trust and Harper entered into a written agreement concerning Harper’s employment with the Trust (the “Employment Contract”). Pursuant to the instruction to Paragraph (c) of Item 5.02 of Form 8-K, the Trust chose to delay disclosing the appointment of Harper, as well as the existence and material terms of the Employment Contract, until the day on which the Trust announced Harper’s appointment, the date of this Report. The Employment Contract provides that Harper will receive (1) a $750,000 annual base salary; (2) participation in the Trust’s Short Term Incentive Plan (“STIP”) with a target award no less than 125% of annual base salary; (3) participation in the Trust’s Long Term Incentive Plan (“LTIP”) beginning in 2019, with a target award no less than $2,000,000 and (4) inducement awards under the Inducement Plan (as defined below), which include (i) restricted common shares of beneficial interest in the Trust (“Shares”) equal to $2,250,000 divided by the closing price of the Shares on the day prior to the Start Date, which will vest in equal installments on the first three anniversaries of the grant date and (ii) performance shares equal to $4,750,000 divided by the closing price of the Shares on the day prior to the Start Date, which will vest on the third anniversary of the grant date. The performance shares will have the same terms as the Trust’s 2018 grant of performance shares to other executives, but will be based on the Trust’s total shareholder return compared to the total shareholder return for the members of the Trust’s peer group for the period from the Start Date through December 31, 2020. Threshold performance (50%) will be at the 33rd percentile for the peer group; target performance (100% payout) will be at the 50th percentile of the peer group; and maximum performance (200% payout) will be at the 90th percentile of the peer group. Harper will receive other perquisites, such as paid vacation, and health and insurance benefits, generally consistent with those provided to other Trust executive officers. On the Start Date, Harper will receive a cash starting bonus of $500,000 (the “Start Date Bonus”).

The term of the Employment Contract is through June 30, 2021. However, in the event of a termination without Cause or for Good Reason prior to the end of the term (and not within 24 months following a Change in Control), each as defined in the Employment Contract, Harper will be entitled to receive (1) 1.5 times the sum of Harper’s annual base salary and annual STIP award, payable in equal monthly installments for a period of up to 18 months; (2) any earned but not yet paid incentive awards for already completed years or award cycles; (3) a prorated portion of the STIP award for the year of termination calculated based on actual performance and (4) continued health benefits for 18 months. In the event of a termination of Harper without Cause or for Good Reason within 24 months following a Change in Control (as defined in the Employment Contract), the Employment Contract provides that Harper will receive (1) 2 times the sum of Harper’s annual base salary and annual STIP award, payable in equal monthly installments for a period of up to 24 months; (2) any earned but not yet paid incentive awards for already completed years or award cycles; (3) a prorated portion of the STIP award for the year of termination and (4) continued health benefits for 18 months. Harper’s right to receive the foregoing is conditioned upon his execution of a general release of claims, which becomes irrevocable, for the benefit of the Trust. In the event of a termination of Harper’s employment for Cause or by Harper without Good Reason prior to the first anniversary of the Start Date, the Start Date Bonus must be repaid by Harper.

During employment and thereafter, Harper is subject to confidentiality and non-disparagement requirements. During employment and for 12 months after the termination of employment, Harper is subject to non-competition requirements. During employment and for 24 months after the termination of employment, Harper is subject to non-solicitation requirements.

Also pursuant to the Employment Contract, effective as of the Start Date the Board of Trustees has agreed to appoint Mr. Harper as a Member of the Board of Trustees. It is expected that Harper will also be a member of the Executive Committee of the Board of Trustees.

A copy of the Employment Contract is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The above description of the material terms of the Employment Contract is qualified in its entirety by reference to such exhibit.

Inducement Incentive Plan

On April 3, 2018, the Trust adopted the Ramco-Gershenson Properties Trust Inducement Incentive Plan (the “Inducement Plan”), pursuant to which the Trust reserved 6,000,000 Shares to be used exclusively for grants of awards to individuals who were not previously employees or members of the Board of Trustees, as an inducement material to the individual’s entry into employment with the Trust within the meaning of Rule 303A.08 of the NYSE Listing Company Manual. The Inducement Plan was approved by the Trust’s Board of Trustees without shareholder approval pursuant to Rule 303A.08, and the terms and conditions of the Inducement Plan are substantially similar to the Trust’s shareholder-approved 2012 Omnibus Long-Term Incentive Plan.

The foregoing summary of the terms of the Inducement Plan is not intended to be complete and is qualified in its entirety by reference to the Inducement Plan and the forms of award agreements adopted under the Inducement Plan, copies of which are included hereto as Exhibits 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference.

Item 9.01(d)    Exhibits

(d)	Exhibits

10.1	Employment Agreement by and between the Trust and Brian Harper, dated as of April 4, 2018

10.2	Ramco-Gershenson Properties Trust Inducement Incentive Plan

10.3	Form of Performance Share Award Notice Under the Inducement Incentive Plan

10.4	Form of Restricted Share Award Agreement Under the Inducement Incentive Plan

99.1	Press Release dated April 12, 2018 Announcing the Selection of Brian Harper as New President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date:	April 12, 2018	By:/s/ DENNIS GERSHENSON
Dennis Gershenson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.    Description

10.1	Employment Agreement by and between the Trust and Brian Harper, dated as of April 4, 2018

10.2	Ramco-Gershenson Properties Trust Inducement Incentive Plan

10.3	Form of Performance Share Award Notice Under the Inducement Incentive Plan

10.4	Form of Restricted Share Award Agreement Under the Inducement Incentive Plan

99.1	Press Release dated April 12, 2018 Announcing the Selection of Brian Harper as New President and Chief Executive Officer

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